EXHIBIT 10.23

Loan Numbers: 1008457
and 1008458

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 12, 2015, is made by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), RLJ LODGING TRUST, a Maryland real estate investment trust (“Parent Guarantor”), each of the undersigned Lenders party to the Credit Agreement (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
WHEREAS, Borrower, Parent Guarantor, Administrative Agent and the Lenders party thereto have entered into that certain Amended and Restated Credit Agreement dated as of November 20, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings provided in the Credit Agreement); and
WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the maximum permitted amount of repurchases of common stock of the Parent Guarantor from $200,000,000 to $400,000,000, as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1.Amendment. Clause (e) of Section 10.1.(h) of the Credit Agreement is hereby amended to delete the amount “$200,000,000” now appearing therein and to substitute “$400,000,000” therefor.
2.    Conditions to Effectiveness. This Amendment shall not be effective until the Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent, and the Requisite Lenders, and (ii) all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees and reasonable and documented out-of-pocket expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment. The Administrative Agent shall notify in writing the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.
3.    Representations and Warranties. The Borrower and the Parent Guarantor each hereby certifies that: (a)  no Default or Event of Default exists as of the date hereof or would exist immediately after giving effect to this Amendment; (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty is true

ACTIVE 210761516v.4

and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty was true and correct in all respects) on and as of such earlier date) and except as a result of transactions permitted by the Credit Agreement, (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which the Borrower agrees to file in a timely manner) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and the Parent Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally. The Borrower and the Parent Guarantor each confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or Administrative Agent's rights and remedies (all of which are hereby reserved).
4.    Ratification. The Borrower, the Parent Guarantor and each Subsidiary Guarantor each hereby reaffirms and confirms its obligations under the Credit Agreement, as amended hereby, and the other Loan Documents.
5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
6.    Counterparts. To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.
7.    Headings. The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.
8.    Loan Document. This Amendment shall constitute a Loan Document under the Credit Agreement.
REST OF PAGE INTENTIONALLY LEFT BLANK

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:    RLJ Lodging Trust,
    a Maryland real estate investment trust,
    its sole general partner

By:      /s/ Thomas J. Baltimore, Jr.
Name: Thomas J. Baltimore, Jr.
Title: President and CEO
PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Thomas J. Baltimore, Jr. Name: Thomas J. Baltimore, Jr. Title: President and CEO
SUBSIDIARY GUARANTORS:
RLJ III – C BUCKHEAD, INC.,
a Texas corporation

By:	/s/ Thomas J. Baltimore, Jr. Name: Thomas J. Baltimore, Jr. Title: President and Treasurer
RLJ III – EM WEST PALM BEACH, INC.,
a Texas corporation

By:	/s/ Thomas J. Baltimore, Jr. Name: Thomas J. Baltimore, Jr. Title: President and Treasurer

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

EACH OF THE REMAINING SUBSIDIARY GUARANTORS LISTED ON ANNEX I HERETO
By: RLJ LODGING TRUST, L.P.,
a Delaware limited partnership,     the direct or indirect holder of all controlling interests in such Subsidiary Guarantor

By: RLJ LODGING TRUST, a Maryland real estate investment trust, its sole general partner

By:	/s/ Thomas J. Baltimore, Jr. Name: Thomas J. Baltimore, Jr. Title: President and CEO
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a Revolving Credit Lender and Term Loan Lender

By:	/s/ Mark F. Monahan Name: Mark F. Monahan Title: Senior Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Suzanne E. Pickett Name: Suzanne E. Pickett Title: Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

PNC Bank, National Association, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Katie Chowdhry Name: Katie Chowdhry Title: Assistant Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Jeffrey S. Geifman Name: Jeffrey S. Geifman Title: Senior Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

COMPASS BANK, an Alabama banking corporation, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Don Byerly Name: Don Byerly Title: Senior Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

Deutsche Bank Trust Company Americas, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Joanna Soliman Name: Joanna Soliman Title: Vice President

By: /s/ James Rolison
Name: James Rolison
Title: Managing Director

[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Joshua Freedman Name: Joshua Freedman Title: Authorized Signatory
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

Barclays Bank, PLC, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Ronnie Glenn Name: Ronnie Glenn Title: Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

REGIONS BANK, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ T. Barrett Vawter Name: T. Barrett Vawter Title: Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Glenn A. Page Name: Glenn A. Page Title: Senior Vice President
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

The Bank of Nova Scotia, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Chad Hale Name: Chad Hale Title: Director & Execution Head, REGAL
[Signatures Continued on Next Page]

[RLJ – Third Amendment to Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Credit Lender and as a Term Loan Lender

By:	/s/ Ashish Tandon Name: Ashish Tandon Title: Vice President
[Signatures Continued on Next Page]

ANNEX I

SUBSIDIARY GUARANTORS

Subsidiary Guarantor
1.	RLJ C Charleston HD, LLC
2.	RLJ C HOUSTON HUMBLE, LP
3.	RLJ C NY Upper Eastside, LLC
4.	RLJ C PORTLAND DT, LLC
5.	RLJ C WAIKIKI, LLC
6.	RLJ CABANA MIAMI BEACH, LLC
7.	RLJ DBT KEY WEST, LLC
8.	RLJ EM IRVINE, LP
9.	RLJ EM Waltham, LLC
10.	RLJ HGN Emeryville, LP
11.	RLJ HP Fremont, LP
12.	RLJ HP Madison DT, LLC
13.	RLJ HY ATLANTA MIDTOWN, LLC
14.	RLJ HyH Charlotte, LLC
15.	RLJ HyH Cypress, LP
16.	RLJ HyH Emeryville, LP
17.	RLJ HyH San Diego, LP
18.	RLJ HyH San Jose, LP
19.	RLJ HyH San Ramon, LP
20.	RLJ HyH Santa Clara, LP
21.	RLJ HyH Woodlands, LP
22.	RLJ II – AUSTIN SOUTH HOTELS, LP
23.	RLJ II – C AUSTIN AIR, LP
24.	RLJ II – C AUSTIN NW, LP
25.	RLJ II – C CHICAGO MAG MILE, LLC
26.	RLJ II – C HAMMOND, LLC
27.	RLJ II – C LOUISVILLE NE KY, LLC
28.	RLJ II – C MIRAMAR, LLC
29.	RLJ II – C MISHAWAKA, LLC
30.	RLJ II – C SALT LAKE, LLC
31.	RLJ II – C SUGARLAND, LP
32.	RLJ II – F AUSTIN S, LP
33.	RLJ II – F CHERRY CREEK, LLC
34.	RLJ II – F HAMMOND, LLC
35.	RLJ II – F KEY WEST, LLC
36.	RLJ II – F SAN ANTONIO DT, LP
37.	RLJ II – HA CLEARWATER, LLC
38.	RLJ II – HA FORT WALTON BEACH, LLC
39.	RLJ II – HA GARDEN CITY, LLC
40.	RLJ II – HA MIDWAY, LLC
41.	RLJ II – HG MIDWAY, LLC
42.	RLJ II – HOLX MERRILLVILLE, LLC
43.	RLJ II - HOLX Midway, LLC
44.	RLJ II – INDY CAPITOL HOTELS, LLC
45.	RLJ II – MH DENVER S, LLC
46.	RLJ II – MH MIDWAY, LLC
47.	RLJ II – R AUSTIN NW, LP
48.	RLJ II – R AUSTIN S, LP
49.	RLJ II – R FISHERS, LLC
50.	RLJ II – R HAMMOND, LLC
51.	RLJ II – R HOUSTON GALLERIA, LP
52.	RLJ II – R LOUISVILLE CO, LLC
53.	RLJ II – R LOUISVILLE DT KY, LLC
54.	RLJ II – R MERRILLVILLE, LLC
55.	RLJ II – R MIRAMAR, LLC
56.	RLJ II – R PLANTATION, LLC
57.	RLJ II – R SALT LAKE CITY, LLC
58.	RLJ II – R SAN ANTONIO, LP
59.	RLJ II – R SUGARLAND, LP
60.	RLJ II – RH BOULDER, LLC
61.	RLJ II – RH PLANTATION, LLC
62.	RLJ II – S BAKERSFIELD, LP
63.	RLJ II – S LONGMONT, LLC
64.	RLJ II – SLE MIDWAY, LLC
65.	RLJ III – C Buckhead, Inc.
66.	RLJ III – DBT Columbia, LLC
67.	RLJ III – DBT Metropolitan Manhattan, LP
68.	RLJ III – EM Fort Myers, LLC
69.	RLJ III – EM Tampa DT, LLC
70.	RLJ III – EM West Palm Beach, Inc.
71.	RLJ III – F Washington DC, LLC
72.	RLJ III – F26 Manhattan, LLC
73.	RLJ III – HA Denver Tech Center, LLC
74.	RLJ III – HA Houston Galleria, LP
75.	RLJ III – HA West Palm Beach Airport, LLC
76.	RLJ III – HG New Orleans Convention Center, LLC
77.	RLJ III – HG West Palm Beach Airport, LLC
78.	RLJ III – HGN Durham, LLC
79.	RLJ III – HGN Hollywood, LP
80.	RLJ III – HGN Manhattan, LLC
81.	RLJ III – HGN Pittsburgh, LP
82.	RLJ III – R Columbia, LLC
83.	RLJ III – R National Harbor, LLC
84.	RLJ III - R Silver Spring, LLC
85.	RLJ III – RH Pittsburgh, LP
86.	RLJ III – St. Charles Ave Hotel, LLC
87.	RLJ R Atlanta Midtown, LLC
88.	RLJ R HOUSTON HUMBLE, LP
89.	RLJ S Hillsboro, LLC
90.	RLJ II – C GOLDEN, LLC
91.	RLJ II – C LONGMONT, LLC
92.	RLJ II – C LOUISVILLE CO, LLC
93.	RLJ II – C MIDWAY, LLC
94.	RLJ II – C AUSTIN S, LP
95.	RLJ II – F MIDWAY, LLC
96.	RLJ II – R GOLDEN, LLC
97.	RLJ II – R LONGMONT, LLC
98.	RLJ II – R WARRENVILLE, LLC
99.	RLJ II – R LOUISVILLE NE KY, LLC
100.	RLJ II – R NOVI, LLC
101.	RLJ II – R AUSTIN PARMER, LP
102.	RLJ II – S WESTMINSTER, LLC
103.	RLJ II – S MISHAWAKA, LLC
104.	RLJ II – S LOUISVILLE KY, LLC
105.	RLJ II – S AUSTIN N, LP
106.	RLJ C SAN FRANCISCO, LP
107.	RLJ HS SEATLLE LYNNWOOD, LLC
108.	RLJ HP WASHINGTON DC, LLC
109.	RLJ II – R OAK BROOK, LLC
110.	RLJ S HOUSTON HUMBLE, LP

[RLJ – Third Amendment to Amended and Restated Credit Agreement]